Commitments and Contingencies	3 Months Ended
Mar. 31, 2013
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
Commitments and Contingencies
Operating Lease Commitments
The future aggregate minimum lease payments under non-cancellable operating leases as of March 31, 2013 are as follows:

Amount
(in thousands)
Remainder of 2013	$4,273
2014	$6,813
2015	$5,605
2016	$5,525
2017	$5,214
Thereafter	$6,996

Rent expense was $1.5 million and $1.4 million during the three months ended March 31, 2013 and 2012, respectively.
Guarantees and Indemnifications
ASC 460, Guarantees, requires that upon issuance of a guarantee, the guarantor must recognize a liability for the fair value of the amount of obligations it assumes under that guarantee.
We periodically establish irrevocable bank guarantees in favor of a customer in connection with a campaign guaranteeing minimum net revenue or covering costs of a campaign. As of March 31, 2013 and December 31, 2012, the aggregate amount of our outstanding commitments under such letters of guarantee was $5.9 million and $6.8 million, respectively. We accrue for known obligations when a loss is probable and can be reasonably estimated. There were no accruals for expenses related to our performance guarantees for any period presented.
As permitted under the laws of the Bailiwick of Jersey, and in accordance with our bylaws, we indemnify our officers and directors for certain events or occurrences, subject to certain limits, while the officer or director is or was serving at our request in such capacity. The maximum amount of potential future indemnification is unlimited; however, we maintain director and officer liability insurance that limits our exposure and may enable us to recover a portion of any future amounts paid. We believe the fair value for these indemnification obligations is immaterial. Accordingly, we have not recognized any liabilities relating to these obligations as of March 31, 2013 and December 31, 2012.
Pension and Other Post-Retirement Obligations
We are required under Greek law to make a payment to employees on unfair dismissal or on attaining normal retirement age. The amount of the payment depends on the employees' monthly earnings (capped at €6,000 per month, or approximately $8,000) and a multiple which depends on length of service. As of March 31, 2013 and December 31, 2012, we have included $482,000 and $494,000, respectively in other non-current liabilities for this obligation. As of March 31, 2013, our retirement benefits obligations were unfunded.
Our U.K. entities participate in a defined contribution scheme where the total pension obligation is charged to the income statement as it is incurred with no future obligation or prepaid amount. The value is based on a percentage of participating employee salaries and Velti's contribution totaled $15,000 during the three months ended March 31, 2013.
Legal Proceedings
From time to time, we and our subsidiaries are subject to legal, administrative and regulatory proceedings, claims, demands and investigations in the ordinary course of business, including claims with respect to intellectual property, contracts, employment and other matters. In addition to the below mentioned legal proceedings, we do not believe that the ultimate resolution of other legal proceedings involving our company, if any, will have a material adverse effect on our consolidated financial position, results of operations or cash flows.
Indemnification Claims
We recently received letters on behalf of several of our customers notifying us that the customers had received letters from a third party which alleged that certain of our customer's applications infringed the patent rights of the third party. In turn, our customers have alleged that we are obligated to indemnify them relating to these matters as the claims allegedly relate to services that we provide to the customers. We are currently investigating the related issues.
Patent Litigation
On March 9, 2012, Augme Technologies, Inc. filed a complaint against Velti USA, Inc. in the United States District Court for the District of Delaware (case no. 1:12cv294), alleging infringement of three patents held by Augme. On May 4, 2012, Velti responded to the complaint by filing a motion to dismiss and motion to strike certain claims in the complaint. On May 18, 2012, in response to the motion, Augme filed an opposition and also filed a First Amended Complaint. The Company responded to the First Amended Complaint (and asserted counterclaims of non-infringement and invalidity) on June 4, 2012. On March 22, 2013, Velti Limited and Velti entered into a settlement with Augme, pursuant to which Augme and Velti settled the two pending lawsuits as between each other. Pursuant to the settlement, (i) Augme has granted Velti a paid-up license in all patents owned by Augme with a priority date on or before March 22, 2013 for the life of those patents, (ii) Velti has granted Augme a paid-up license in all patents owned by Velti with a priority date on or before March 22, 2013, (iii) Augme and Velti have covenanted not to sue each other on such patents, (iv) Augme and Velti have dismissed the lawsuits as to each other with prejudice with each side to bear its own costs, (v) Augme and Velti have released each other as to the subject matter of the lawsuits with neither party making any admission of liability, and (vi) Velti will pay Augme a lump sum payment of $200,000 no later than 10 business days following the dismissal of the lawsuits. On March 29, 2013, the Court granted a joint motion to dismiss the case with prejudice, pursuant to the settlement agreement. The matter is now officially closed.
In re A2P SMS Antitrust Litigation
On June 14, 2012, Air2Web, Inc., was named as a defendant in a consolidated class action complaint filed in the United States District Court for the Southern District of New York on behalf of a purported class of lessees of common short codes used in application-to-person SMS messaging. In re A2P SMS Antitrust Litigation, Case No. 12-cv-2656 (AJN). The plaintiffs allege that the defendants, which include all major U.S. wireless carriers, CTIA - The Wireless Association®, WMC Global, Inc., and certain aggregators (including Air2Web) violated federal antitrust law by conspiring to reduce competition and fix prices in, and conspiring to monopolize, the market for application-to-person SMS transmission in the United States. The plaintiffs seek injunctive relief and treble damages, in an undisclosed amount, jointly and severally from all defendants for injuries allegedly sustained from April 5, 2008, until the present. On August 14, 2012, several groups of defendants, including Air2Web, filed motions to dismiss the complaint in its entirety, and a number of defendants also filed motions to compel arbitration of this dispute and to stay these proceedings pending arbitration. A decision on those motions is pending. Plaintiffs have not yet responded to those motions. Because this action is in its very early stages, and due to the inherent uncertainties surrounding the litigation process, we are unable to reasonably assess the likelihood of any particular outcome at this time.